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                                                                   EXHIBIT 24(a)

                               POWER OF ATTORNEY

Each of the undersigned officers and/or directors of Eagle-Picher Industries, Inc. hereby consents to and appoints Thomas E. Petry and James A. Ralston, and each of them, as his true and lawful attorneys-in-fact and agents with all power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the 1995 fiscal year of Eagle-Picher Industries, Inc., a corporation organized and existing under the laws of the State of Ohio, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the same as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

In Witness Whereof, each of the undersigned has hereunto set his hand on this 14th day of February, 1996.

                              /s/ Thomas E. Petry
             ------------------------------------------------------
                                Thomas E. Petry
                        Director, Chairman of the Board
                          and Chief Executive Officer

                            /s/ Andries Ruijssenaars
             ------------------------------------------------------
                              Andries Ruijssenaars
                         Director, President and Chief
                               Operating Officer

                               /s/ David N. Hall
             ------------------------------------------------------
                                 David N. Hall
                         Senior Vice President-Finance
                         (Principal Financial Officer)

                          /s/ Paul W. Christensen, Jr.
             ------------------------------------------------------
                            Paul W. Christensen, Jr.
                                    Director

                             /s/ V. Anderson Coombe
             ------------------------------------------------------
                               V. Anderson Coombe
                                    Director

                               /s/ Roger L. Howe
             ------------------------------------------------------
                                 Roger L. Howe
                                    Director

                             /s/ Daniel W. LeBlond
             ------------------------------------------------------
                               Daniel W. LeBlond
                                    Director

                               /s/ Powell McHenry
             ------------------------------------------------------
                                 Powell McHenry
                                    Director

                            /s/ Eugene P. Ruehlmann
             ------------------------------------------------------
                              Eugene P. Ruehlmann
                                    Director